                                                                    EXHIBIT 10.5

                                 VERIFONE, INC.

                       1997 RESTRICTED PHANTOM STOCK PLAN


1.   PURPOSE.

     To attract and maintain key employees who are and will be providing services to the Company, the Company desires to establish a compensatory plan for grants of restricted phantom stock in which participants will have the opportunity to receive cash incentive compensation based on the value of the Company's common stock.

2.   DEFINITIONS.

     The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:

     (a) "CHANGE IN CONTROL" means: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged.

     (b)  "COMPANY" means VeriFone, Inc.

     (c) "COMPENSATION COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

     (d)  "COMMON STOCK" means the Company's shares of common stock.

     (e) "EMPLOYEE" means any person employed by the Company and its subsidiaries.

     (f) "PARTICIPANT" means an Employee who has received a Restricted Phantom Grant.

     (g)  "PLAN" means this 1997 Restricted Phantom Stock Plan.

     (h) "RESTRICTED PHANTOM STOCK AGREEMENT" means an agreement evidencing the terms of a Restricted Phantom Stock Grant under the Plan.

     (i) "RESTRICTED PHANTOM STOCK GRANT" means a grant of Shares of Restricted Phantom Stock under the Plan.

     (j) "SHARE OF RESTRICTED PHANTOM STOCK" means a single unit of value based on the value of a share of Common Stock.

3.   ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have exclusive power to select the Employees to receive Restricted Phantom Stock Grants, to determine the number of Shares of Restricted Phantom Stock subject to each Restricted Phantom Stock Grant, the time or times of Restricted Phantom Stock Grants, and the vesting and redemption conditions of Restricted Phantom Stock Grants. In addition, the Compensation Committee shall have authority to interpret the Plan, establish and revise rules and regulations relating to the Plan and make any other determination in connection with the administration of the Plan. All decisions and determinations by the Compensation Committee and any action taken by it in respect of the Plan and within the powers granted to it herein shall be conclusive and binding on all persons', including Participants', interests.

4.   ELIGIBILITY AND AWARD OF RESTRICTED PHANTOM STOCK GRANTS.

     All Employees shall be eligible for Restricted Phantom Stock Grants. Restricted Phantom Stock Grants shall be credited to a bookkeeping account to be maintained for the Employee receiving the grant. An Employee may receive more than one Restricted Phantom Stock Grant under the Plan.

5.   VESTING OF RESTRICTED PHANTOM STOCK GRANTS.

     The Compensation Committee shall determine the manner in which Shares of Restricted Phantom Stock subject to each Restricted Phantom Stock Grant shall become vested (i.e., become redeemable). The vesting provisions of individual Restricted Phantom Stock Grants may vary. The Compensation Committee may determine to accelerate the vesting date(s) for an outstanding Restricted Phantom Stock Grant.

6.   REDEMPTION OF RESTRICTED PHANTOM STOCK GRANTS.

     Awards under the Plan shall be in the form of Restricted Phantom Stock Grants, which will entitle the holder to receive from the Company, upon redemption, the number of shares of Common Stock equal to the number of Shares of Restricted Phantom Stock redeemed as soon as reasonably practicable following the redemption date.

7.   NONASSIGNABILITY OF RESTRICTED PHANTOM STOCK GRANTS.

     No Restricted Phantom Stock Grant under the Plan shall be assignable or transferable in any manner by a Participant. During the lifetime of a Participant, Restricted Phantom Stock Grants held by such Participant shall be redeemed only by such Participant or his or her guardian or legal representative. To the extent provided in a Restricted Phantom Stock Agreement, a Participant may designate a beneficiary who may redeem the Participant's Restricted Phantom Stock Grants following the Participant's death.

8.   ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the capital structure of the Company in a transaction not involving the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), shares of the Company's common stock and Shares of Restricted Phantom Stock subject to the Plan and outstanding Restricted Phantom Stock Grants will be appropriately adjusted in class, number and value. The issuance of equity securities of the Company in order to raise additional financial capital shall not be treated as a change which shall trigger the adjustments provided for under this subsection 8(A).

     (b) In the event of a Change in Control, (i) any surviving corporation shall assume any Restricted Phantom Stock Grants outstanding under the Plan or shall substitute similar rights for those outstanding under the Plan, or (ii) such Restricted Phantom Stock Grants shall continue in full force and effect.
In the event any surviving corporation refuses to assume such Restricted Phantom Stock Grants, or to substitute similar rights for those outstanding under the Plan, then such Restricted Phantom Stock Grants shall be immediately redeemed prior to such event.

 9.   MISCELLANEOUS PROVISIONS.

     (a) No Employee or other person shall have any claim or right to Restricted Phantom Stock Grants under the Plan. The Plan shall not confer upon any Employee or Participant any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

     (b) The Compensation Committee may cancel Restricted Phantom Stock Grants with the written consent of the Participant who holds such Restricted Phantom Stock Grants, and, upon any such cancellation, all rights of Participant in respect of such canceled Restricted Phantom Stock Grants shall terminate and such canceled Restricted Phantom Stock Grants shall be available for further grant under the Plan. In addition, the Compensation Committee may modify, amend or terminate the Plan at any time, and amend the terms of one or more Restricted Phantom Stock Grants at any time, except that no such action shall impair any rights or obligations theretofore granted under the Plan without the holder's written consent.

     (c) The Plan shall not be funded, the Company shall not be required to segregate any funds representing the value of Restricted Phantom Stock Grants, and nothing in the Plan shall be construed as providing for such segregation. A Participant's rights to amounts received upon the redemption of Restricted Phantom Stock Grants under the Plan shall be those of an unsecured general creditor of the Company. The liability for payment upon the redemption of a Restricted Phantom Stock Grant is a liability of the Company alone and is not a liability of any officer, director, shareholder, or affiliate of the Company.

     (d) No Participant or successor in interest shall be deemed to be a shareholder of the Company or have any right to receive any securities of the Company by virtue of having received a Restricted Phantom Stock Grant prior to the redemption of such Restricted Phantom Stock Grant.

     (e) The Company may require any person awarded a Restricted Phantom Stock Grant, or any person to whom a Restricted Phantom Stock Grant is transferred by will or the laws of descent and distribution, as a condition to receipt of such Restricted Phantom Stock Grant or the receipt of shares of Common Stock upon redemption, (i) to give written assurances satisfactory to the Company as to the person's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is accepting the Common Stock upon redemption for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of shares of Common Stock upon redemption of Restricted Phantom Stock Awards has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any person holding a Restricted Phantom Stock Grant to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

10.  EFFECTIVE DATE.

     The Plan shall be effective on the date approved by the Compensation Committee.